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                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): DECEMBER 13, 1999



                        FLEXIINTERNATIONAL SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                     000-23453               06-1309427
  (State or Other Jurisdiction        (Commission File       (I.R.S. Employer
of Incorporation or Organization)          Number)          Identification No.)




FLEXIINTERNATIONAL SOFTWARE, INC., TWO ENTERPRISE DRIVE,          06484
                     SHELTON, CT                                (Zip Code)
      (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 925-3040




                            This is Page 1 of 6 pages

                           Exhibit Index is on Page 4

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 13, 1999, with the approval of the Audit Committee and the concurrence of the Board of Directors, FlexiInternational Software, Inc. (the "Registrant") engaged Deloitte & Touche LLP as its independent auditors and dismissed its former independent auditors, PricewaterhouseCoopers LLP, effective as of that date. Prior to the engagement of Deloitte & Touche LLP, PricewaterhouseCoopers LLP had served as the independent auditors of the Registrant since 1994. Prior to the engagement there were no consultations between Deloitte & Touche LLP and the Registrant regarding the treatment of accounting, auditing or financial reporting issues. PricewaterhouseCoopers LLP performed audits of the Registrant's financial statements for the years ended December 31, 1997 and 1998, and issued audit reports dated January 26, 1998 and February 3, 1998, for fiscal year 1997, and dated January 26, 1999, February 26, 1999, and August 11, 1999, for fiscal year 1998, which contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report as reissued on August 11, 1999 for the year ended December 31, 1998 included modifications relating to (i) a restatement with respect to the revenue recognition of certain contracts, and (ii) the existence of substantial doubt about the Registrant's ability to continue as a going concern. There have been no disagreements between the Registrant and PricewaterhouseCoopers LLP in connection with the audit of the Registrant's financial statements for the fiscal years ended December 31, 1997 and 1998, and in the subsequent interim period through December 13, 1999, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in its report on the Registrant's financial statements for any such periods. PricewaterhouseCoopers LLP has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.

ITEM 5. OTHER EVENTS.

     Brian P. Friedman and Thomas C. Theobald have resigned from the Registrant's Board of Directors effective December 30, 1999 and December 31, 1999, respectively. In addition, David P. Sommers has resigned as the Registrant's Senior Vice President, Finance and Chief Financial Officer, effective December 31, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Letter Re Change in Certifying Accountant from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed herewith as Exhibit 16.


                                Page 2 of 6 pages

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 20, 1999               FLEXIINTERNATIONAL SOFTWARE, INC.
                                                 (Registrant)


                                      By: /s/ Stefan R. Bothe
                                          -------------------------------------
                                          Stefan R. Bothe
                                          President, Chief Executive Officer
                                          and Chairman of the Board





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